EXHIBIT 10.5
                                                                   ------------


                                           AMENDED AND RESTATED
                                 AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

        This Amended and Restated Amendment No. 1, is entered into as of April 30, 2007, to the Employment Agreement dated as of February 24, 2000 (the "Agreement"), as amended by Amendment No. 1 dated as of December 18, 2006 (the "December Amendment"), between Triarc Companies, Inc. ("Triarc") and Brian L. Schorr (the "Employee").

        The parties hereto wish to amend and restate the December Amendment as follows:

        1. Triarc and the Employee hereby agree to amend the Agreement as follows:

                a). Clause (i) in the second paragraph of Section 4.1 and Clause (b) of Section 4.6(A) of the Agreement are each hereby amended in their entirety to read as follows: "(i) Employee's then current Salary for two and one-half (2-1/2) years from the date of termination and".

                b). Section 4.3 (d) 3(a) of the Agreement is hereby amended by adding the word "annual" after the word "equal" appearing therein.

                c). The definition of "Good Reason" set forth in Section 4.6(B) of the Agreement is hereby amended by deleting the word "or" at the end of clause (ii), adding the word "or" at the end of clause (iii) and adding the following new clause (iv): "(iv) any meaningful diminution of your duties or authority from such duties or authority held by you on the date hereof without your prior consent."

        2. Except as amended above, the provisions of the Agreement are hereby confirmed and shall remain in full force and effect.

        3. This Amended and Restated Amendment No. 1 shall be governed by and administered in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

        4. This Amended and Restated Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have each caused this Amended and Restated Amendment No. 1 as of the date first above written.


TRIARC COMPANIES, INC.


By: /s/ Peter W. May
    ------------------------
    Name:  Peter W. May
    Title: President and Chief Operating Officer



By: /s/ Brian L. Schorr
    ------------------------
    Brian L. Schorr